Exhibit 99.2

11/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  Series 1994-5

RECEIVABLES

Beginning of the Month Principal Receivables:                 $1,413,550,534.43
Beginning of the Month Finance Charge Receivables:            $   69,231,481.94
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $1,482,782,016.37

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $1,412,062,343.68
End of the Month Finance Charge Receivables:                  $   68,881,787.17
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $1,480,944,130.85

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust Series)           $  770,562,496.00
End of the Month Seller Amount                                $  641,499,847.68
End of the Month Seller Percentage                                        45.43%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                                  $   34,214,026.25
       60-89 Days Delinquent                                  $   24,080,538.18
       90+ Days Delinquent                                    $   51,958,627.19

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       Total 30+ Days Delinquent                              $  110,253,191.62
       Delinquent Percentage                                               7.44%

Defaulted Accounts During the Month                           $   10,367,982.39
Annualized Default Percentage                                              8.80%

Principal Collections                                            154,059,785.85
Principal Payment Rate                                                    10.90%

Total Payment Rate                                                        11.77%

INVESTED AMOUNTS

       Class A Initial Invested Amount                        $  230,000,000.00
       Class B Initial Invested Amount                        $   20,000,000.00

INITIAL INVESTED AMOUNT                                       $  250,000,000.00

       Class A Invested Amount                                $  160,999,996.00
       Class B Invested Amount                                $   28,000,000.00

INVESTED AMOUNT                                               $  188,999,996.00

FLOATING ALLOCATION PERCENTAGE                                            15.27%
PRINCIPAL ALLOCATION PERCENTAGE                                           24.76%

MONTHLY SERVICING FEE                                         $      236,250.00

INVESTOR DEFAULT AMOUNT                                       $    1,583,076.86

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               87.03%

       Class A Finance Charge Collections                     $    2,927,672.04
       Other Amounts                                          $            0.00

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11/99                                                                     Page 3

TOTAL CLASS A AVAILABLE FUNDS                                 $    2,927,672.04

       Class A Monthly Interest                               $      756,364.56
       Class A Servicing Fee                                  $      201,250.00
       Class A Investor Default Amount                        $    1,377,704.30

TOTAL CLASS A EXCESS SPREAD                                   $      592,353.18

REQUIRED AMOUNT                                               $            0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                               12.97%

       Class B Finance Charge Collections                     $      439,090.79
       Other Amounts                                          $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $      439,090.79

       Class B Monthly Interest                               $      136,441.67
       Class B Servicing Fee                                  $       35,000.00

TOTAL CLASS B EXCESS SPREAD                                   $      267,649.12

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $      860,002.30

       Excess Spread Applied to Required Amount               $            0.00

       Excess Spread Applied to Class A Investor              $            0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $      205,372.56

       Excess Spread Applied to Class B Investor              $            0.00
       Charge Offs
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11/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash                  $        8,645.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $            0.00
       Account

       Excess Spread Applied to other amounts owed            $            0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $      645,984.74

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    2,172,911.47

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to           $            0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Items

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $            0.00
       other amounts owed Cash Collateral Depositor
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11/99                                                                     Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           6.96%
       Base Rate (Prior Month)                                             7.02%
       Base Rate (Two Months Ago)                                          7.06%

THREE MONTH AVERAGE BASE RATE                                              7.01%

       Portfolio Yield (Current Month)                                     9.92%
       Portfolio Yield (Prior Month)                                      14.99%
       Portfolio Yield (Two Months Ago)                                   12.29%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.40%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                          $   35,094,011.98

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

       Class B Principal Collections                          $    3,051,653.21

TOTAL PRINCIPAL COLLECTIONS                                   $   38,145,665.19

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                         $   26,833,334.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $   26,833,334.00
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11/99                                                                     Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                     $   11,312,331.19
PRINCIPAL SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $   22,703,332.68
       Available Cash Collateral Amount                       $   22,703,332.68

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                     $            0.00
       Class B Interest Rate Cap Payments                     $            0.00

TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                             First USA Bank, NA,
                                             as Servicer


                                             By /s/ Tracie H. Klein
                                                --------------------------------
                                                Tracie H. Klein
                                                First Vice President